SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                April 15, 1997
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                            Merrill Lynch & Co., Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                      1-7182                         13-2740599
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  (State or Other               (Commission                  (I.R.S. Employer
  Jurisdiction of               File Number)                Identification No.)
  Incorporation)

World Financial Center, North Tower, New York, New York          10281-1332
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:             (212) 449-1000
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________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events
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Filed herewith is the Preliminary Unaudited Earnings Summary, as contained in a press release dated April 15, 1997, for Merrill Lynch & Co., Inc. ("ML & Co.") for the three-month period ended March 28, 1997. The results of operations set forth therein for such period are unaudited. All adjustments, consisting only of normal recurring accruals, that are in the opinion of management, necessary for a fair presentation of the results of operations for the period presented have been included. The nature of ML & Co.'s business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Preferred stockholders' equity, common stockholders' equity, long-term borrowings, preferred securities issued by subsidiaries, and book value per common share as of March 28, 1997 were approximately $0.4 billion, $6.5 billion, $29.7 billion, $0.6 billion, and $39.40, respectively.

On April 15, 1997, the Board of Directors of ML & Co. declared a two-for-one stock split, to be effected in the form of a 100% stock dividend, payable on May 30, 1997, to the holders of record of shares of Common Stock, par value $1.33 1/3 per share, of ML & Co. ("Common Stock") at the close of business on May 2, 1997. The Board of Directors also declared a cash dividend on pre-split shares of $.40 per share, payable on May 21, 1997 to the holders of record of Common Stock on May 2, 1997.

Pursuant to Rule 416 of the Securities Act of 1933, effective on the ex-dividend date for the stock split described above, the following Registration Statements shall be deemed to cover the additional shares of Common Stock resulting from such stock split: No. 33-41942; No. 33-17908; No. 33-33336; No. 33-51831; No.
33-51829; No. 33-54154; No. 33-54572; No. 333-00863; No. 333-13367; No.
333-17099; No. 333-18915; No. 333-33335; No. 333-45777; No. 333-02275; and No.
333-24889.

Item 7.   Financial Statements, "Pro Forma" Financial Information and Exhibits
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          (c)  Exhibits.
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               (99)  Additional Exhibits

                     (i) Preliminary Unaudited Earnings Summary for the
                         three-month period ended March 28, 1997.


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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       MERRILL LYNCH & CO., INC.
                                    ------------------------------------
                                               (Registrant)



                                    By: /s/ Joseph T. Willett
                                        --------------------------------
                                        Joseph T. Willett
                                        Senior Vice President,
                                        Chief Financial Officer


Date: April 15, 1997

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Description                                                Page
-----------     -----------                                                ----
(99)            Additional Exhibits

                (i) Preliminary Unaudited Earnings Summary for the
                    three-month period ended March 28, 1997.                5



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